JOINT FILER INFORMATION

Title of Security:           Common Stock

Issuer and Ticker Symbol:    Volume Services America Holdings, Inc. (CVP)

Designated Filer:            Blackstone Management Associates II L.L.C.

Other Joint Filers:          BCP Volume L.P., BCP Offshore Volume L.P., VSI
                             Management Direct L.P., Blackstone Capital Partners
                             II Merchant Banking Fund L.P., Blackstone Offshore
                             Capital Partners II L.P., VSI Management I L.L.C.,
                             Peter G. Peterson and Stephen A. Schwarzman.

Addresses:                   The principal business office address of each of
                             the reporting persons above, except for VSI
                             Management Direct L.P. and VSI Management I L.L.C., is c/o The Blackstone Group, 345 Park Avenue, 31st
                             Floor, New York, New York 10154. The principal business office address of VSI Management Direct
                             L.P. and VSI Management I L.L.C. is c/o Volume
                             Services America Holdings, Inc., 201 East Broad
                             Street, Spartanburg, South Carolina 29306.


Signatures:                  BCP VOLUME L.P.

                             By: Blackstone Capital Partners II Merchant Banking
                                 Fund L.P.

                                 By:   Blackstone Management Associates II
                                       L.L.C., as General Partner

                                       By:      /s/ Howard A. Lipson
                                                -------------------------------
                                                Name:    Howard A. Lipson
                                                Title:   Attorney-in-Fact

                             BCP OFFSHORE VOLUME L.P.

                             By:   Blackstone Offshore Capital Partners II L.P.

                                   By:  Blackstone Management Associates II
                                        L.L.C., as General Partner

                                        By:      /s/ Howard A. Lipson
                                                 -------------------------------
                                                 Name:    Howard A. Lipson
                                                 Title:   Attorney-in-Fact

                             By:   Blackstone Service (Cayman) LDC, as
                                   Administrative General Partner

                                   By:      /s/ Howard A. Lipson
                                            -------------------------------
                                            Name:    Howard A. Lipson
                                            Title:   Attorney-in-Fact

                             VSI MANAGEMENT DIRECT, L.P.

                             By:   VSI Management I L.L.C., as General Partner

                                       By:      /s/ Kenneth R. Frick
                                                -------------------------------
                                       Name:    Kenneth R. Frick
                                       Title:   Managing Member


                                   By:   Blackstone Management Associates II
                                         L.L.C., as Managing Member

                                         By:     /s/ Howard A. Lipson
                                                 -------------------------------
                                                 Name:    Howard A. Lipson
                                                 Title:   Attorney-in-Fact


                             BLACKSTONE CAPITAL PARTNERS II
                             MERCHANT BANKING FUND L.P.


                             By: Blackstone Management Associates II L.L.C., as General Partner

                                        By:      /s/ Howard A. Lipson
                                                 -------------------------------
                                        Name:    Howard A. Lipson
                                        Title:   Attorney-in-Fact


                             BLACKSTONE OFFSHORE CAPITAL PARTNERS
                             II L.P.


                             By: Blackstone Management Associates II L.L.C., as General Partner

                                        By:      /s/ Howard A. Lipson
                                                 -------------------------------
                                        Name:    Howard A. Lipson
                                        Title:   Attorney-in-Fact

                             By:   Blackstone Service (Cayman) LDC, as
                                   Administrative General Partner

                                        By:      /s/ Howard A. Lipson
                                                 -------------------------------
                                        Name:    Howard A. Lipson
                                        Title:   Attorney-in-Fact

                             VSI MANAGEMENT I L.L.C.

                                        By:      /s/ Kenneth R. Frick
                                                 -------------------------------
                                        Name:    Kenneth R. Frick
                                        Title:   Managing Member

                             By: Blackstone Management Associates II L.L.C., as Managing Member

                                        By:      /s/ Howard A. Lipson
                                                 -------------------------------
                                        Name:    Howard A. Lipson
                                        Title:   Attorney-in-Fact


                             BLACKSTONE MANAGEMENT ASSOCIATES II L.L.C.


                             By:      /s/ Howard A. Lipson
                                      --------------------------------
                                      Name:    Howard A. Lipson
                                      Title:   Attorney-in-Fact



                                     /s/ Peter G. Peterson
                             -----------------------------------------
                                      Peter G. Peterson

                                    /s/ Stephen A. Schwarzman
                             ---------------------------------------
                                      Stephen A. Schwarzman